Other assets - Schedule of Other Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Income tax recoverable	$ 1,961	$ 5,967
Deferred financing costs	4,449	3,546
Restricted cash	18,954	15,939
Other	9,335	10,811
Total other assets	34,699	36,263
Less: current portion	(6,115)	(7,110)
Other assets, noncurrent	$ 28,584	$ 29,153